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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

      Supplement dated December 16, 2009 to PROSPECTUSES dated May 1, 2009

This Supplement applies to prospectuses dated May 1, 2009 for certain "GUARANTEED INCOME FOR LIFE (GIFL)" Rollover Variable Annuity Contracts ("GIFL Contracts") issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York ("Annuity Prospectus").

CORE FUNDAMENTAL HOLDINGS TRUST AND CORE GLOBAL DIVERSIFICATION TRUST INVESTMENT OPTIONS CURRENTLY NOT AVAILABLE

The Variable Investment Options corresponding to the Core Fundamental Holdings Trust and Core Global Diversification Trust Portfolios are currently not available for GIFL Contracts. You should disregard in its entirety the Supplement dated December 16, 2009 disclosing the addition of the Core Fundamental Holdings Trust and Core Global Diversification Trust as new available Variable Investment Options for GIFL Contracts.

You should read this Supplement together with the Annuity Prospectus for the Contract you purchase, including any Supplements, and retain these documents for future reference. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus.